                                                                   EXHIBIT 10.30

                                       ----------------------
                                        OEM/VALUE ADDED
                                        RESELLER PROFILE
            [LOGO]                     ----------------------
CONTROL BREAK INTERNATIONAL             BUSINESS INFORMATION
                                       ----------------------



SSP  Solutions, Inc.
___________________________________________________________________________________________________________________________________

__________
Company Name (Legal)                                                   Contact Person/Title

17861 Cartwright Road
___________________________________________________________________________________________________________________________________
Address                                                                Department/Mail Stop

Irvine                                      CA                                 92614
___________________________________________________________________________________________________________________________________
City                                        State                              Zip Code

949-851-1085
___________________________________________________________________________________________________________________________________
Telephone                                   Fax                                E-mail

www.SSP solutions.com
___________________________________________________________________________________________________________________________________
Internet Home Page Address                                             Technical Manager

Richard DePew
___________________________________________________________________________________________________________________________________
President                                                              Years in Business

___________________________________________________________________________________________________________________________________
Number of Branch Locations                                             Number of Employees

____________________________________________________________
EIN Number (US)  or  GST Number (Canada)
                                                        _______________________

                                                                  SALES

DEPARTMENT/NUMBER OF STAFF                              _______________________

Admin/Finance ____________ Marketing _______________ Sales ___________ Total Staff

Please include a description of the sales staff reporting structure, including the number of sales staff by location.

TOTAL ANNUAL SALES

[ ] less than $250,000  [ ] $250,001-$500,000  [ ] $500,001-$1,000,000  [ ] $1,000,001-3,000,000
[ ] $3,000,001-$5,000,000  [ ] $5,000,001-$10,000,000  [ ] more than $10,000,000

TECHNICAL/TRAINING INFORMATION

TECHNICAL SUPPORT                                            TRAINING SUPPORT

Does your company offer technical support? [ ] Yes  [ ] No    Does your company maintain a training center at your site?
                                                              [ ] Yes  [ ] No Number of technical support staff _________________
_____________
CUSTOMER INFORMATION
Typical customer focus: [ ] SOHO (1-2 employees)  [ ] Small business (3-99 employees)  [ ] Mid-size (100-499employees)
                        [ ] Large (500+ employees)

Primary Vertical Target(s) [ ] Financial/Banking Industry  [ ] Insurance  [ ] Medical/Health Care  [ ] Government
                           [ ] Manufacturing/Distribution

[ ] Telecommunications/Media  [ ] Education  [ ] Other (please specify) _______________________________________________

AGREEMENT

I have read and understand the Term & Conditions. I have attached the completed tax form, along with a copy of the tax certificate.
I also understand that Control Break International Corp. can change its program benefits and support policy, and that it can cancel membership at any time. This Agreement shall be binding only when accepted by an authorized representative of Control Break
International Corp..

/s/ RICHARD M. DEPEW                                                      RICHARD M. DEPEW
___________________________________________________________________________________________________________________________________
Signature                                                              Printed name

PRESIDENT COO                                                              21 NOV 2001
___________________________________________________________________________________________________________________________________
Title                                                                  Date

Accepted by Control Break International Corp.

/s/ DAWN COLE                                                              MANAGING DIRECTOR
___________________________________________________________________________________________________________________________________
Signature                                                              Title

DAWN COLE                                                                  21 NOV 2001
___________________________________________________________________________________________________________________________________
Printed Name                                                           Date

Send the completed agreement form to:  CONTROL BREAK INTERNATIONAL CORP. : 2338 IMMOKALEE ROAD # 172 : NAPLES, FL  34110  USA

                                       ------------------------


            [LOGO]                     ------------------------
CONTROL BREAK INTERNATIONAL             STANDARD TAX EXEMPTION
                                       ------------------------


This Standard Tax Exemption Certificate is made as of the ___________________ day of ______________, 19_____/200__ by and between
Control Break International Corp., having its principal place of business at 2338 Immokalee Road #172, Naples, FL 34110, and:

SSP  Solutions, Inc.
________________________________________________________________________________________________________________ Entity (Purchaser)

17861 Cartwright Road, Irvine, CA  92614
___________________________________________________________________________________________________________________________________
Address

Phone:  949-851-1085       FAX:
___________________________________________________________________________________________________________________________________
Telephone and Fax Numbers

PURCHASER, as evidenced by its signature below, hereby certifies that the Company is exempt from sales tax under the laws of the states(s) indicated on this form, holding the sales tax license or permit number(s) there enumerated and that all tangible personal property purchased from Control Break International Corp. is or was purchased by the PURCHASER for exempt purposes in the regular and ordinary course of business, as tangible personal property, and is exempt from sales and use tax,

This certificate shall be considered as part of each order placed by the PURCHASER from and after the effective date hereof, unless such order shall otherwise specify. In addition, each order, invoice, bill notice or other document used by the PURCHASER in the regular and ordinary course of business accompanying or used in connection with this certificate shall, clearly and on the face thereof, contain a reference thereto and other evidence so as to establish the exempt nature of the transaction.

This certificate is to continue in force until revoked by written notice to Control Break International Corp. and the appropriate governmental agency of the state(s) in which this certificate is effective (as indicated below).

The PURCHASER understands and agrees that if it uses any property purchased tax-free under this certificate in any manner which would not exempt the sale from tax, it becomes the user or consumer of such property, and, as such, assumes liability for and undertakes to pay the tax and interest and penalty thereon, if any.

Please write your sales tax license or registration number in the spaces provided, indicating the appropriate state. This certificate is valid only for the state(s) for which the appropriate numbers are provided.

PLEASE ATTACH A COPY OF THE ACTUAL LICENSE OR EXEMPTION CERTIFICATE(S) (USE ADDITIONAL SHEET IF NECESSARY).

State             License #                                             State             License #
______________    _________________________________________             ______________    _________________________________________

______________    _________________________________________             ______________    _________________________________________

______________    _________________________________________             ______________    _________________________________________

                                                   ---------------------------
                                                      Direct Purchase Credit
                                                   ---------------------------

SSP  Solutions, Inc.
___________________________________________________________________________________________________________________________________
Legal Name of Firm                                                       DBA name(s), if applicable

___________________________________________________________________________________________________________________________________
Billing name                                                             Contact

___________________________________________________________________________________________________________________________________
Billing address                                                          Shipping address

___________________________________________________________________________________________________________________________________
City                                 State               Zip             City                             State            Zip

___________________________________________________________________________________________________________________________________
Phone                                Fax                     Phone                                         Fax
                                                             (If more than one, list on separate sheet and attach)

State of Incorporation/main registration:   ________________


[ ] "C" Corporation    [ ] "Sub S" Corporation    [ ] LLC Corporation     [ ] Partnership    [ ] Proprietorship

___________________________________________________________________________________________________________________________________
Type of Business                              Date established           Number of Employees
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                                                                     Page 2 of 9

___________________________________________________________________________________________________________________________________
Accounts Payable Contact              Accounts Payable phone             Estimated monthly purchases


___________________________________________________________________________________________________________________________________
Dun & Bradstreet Number                                                  Federal Taxpayer ID number


BANKING REFERENCES

NOT APPLICABLE
___________________________________________________________________________________________________________________________________
Name                                                              Branch

___________________________________________________________________________________________________________________________________
Address                                                           Checking account number

___________________________________________________________________________________________________________________________________
City                                                              Savings account number

___________________________________________________________________________________________________________________________________
State & Zip Code                                                  Contact

___________________________________________________________________________________________________________________________________
Phone                                                             Fax


TRADE REFERENCES

NOT APPLICABLE
___________________________________________________________________________________________________________________________________
Name                                                              Name

___________________________________________________________________________________________________________________________________
Contact                                                           Contact

___________________________________________________________________________________________________________________________________
Address                                                           Address

___________________________________________________________________________________________________________________________________
City                                                              City

___________________________________________________________________________________________________________________________________
State & Zip code                                                  State & Zip Code

___________________________________________________________________________________________________________________________________
Phone                                                             Phone

___________________________________________________________________________________________________________________________________
Account number                                                    Account number

___________________________________________________________________________________________________________________________________
Credit Limit                                                      Credit Limit

___________________________________________________________________________________________________________________________________
Terms                                                             Terms

To expedite the processing of your credit request, we urge you to submit financial information, including an income statement and balance sheet.

By signing below, you authorize Control Break International Corp. to contact any references given, including banks, to verify credit standing. You also grant permission to the trade and bank references listed above to impart financial information requested by Control Break International Corp., in the course of a regular credit investigation.

Control Break International Corp. relies on the above agreement and on the truth of the information provided by the applicant in deciding to grant credit. Furthermore, at is sole and absolute discretion, Control Break International Corp. reserves the right to refuse credit or grant further extension of credit at any time. It is further understood that all terms and conditions contained herein shall be binding for all present and future business transactions between the Applicant and Control Break International
Corp. unless otherwise provided for in writing by Control Break International Corp.. In the event that charges are not paid when due, you agree to pay a monthly service charge of 2% of the balance due of the maximum provided by law (whichever is less) for each month charges are not paid.

___________________________________________________________________________________________________________________________________
BY: (signature of owner, partner or officer)                           Title                              Date


___________________________________________________________________
Print Name
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                                                                     Page 3 of 9

                                ------------------------


            [LOGO]              ------------------------------------------------
CONTROL BREAK INTERNATIONAL      In order to qualify as an authorized Value
                                 Added Reseller (hereinafter "VAR/OEM") or OEM
                                 for Control Break International Corp. Products
                                 (hereinafter "CBI"), VAR/OEM/OEM agrees to
                                 abide by the following terms and conditions:
                                ------------------------------------------------


1.     PURPOSE

1.1 SSP wishes to enter into an agreement with CBI whereby SSP shall be granted limited rights and license to market and distribute certain CBI products listed on the Attached Schedule "1", which is incorporated herein by reference (the "Products"), including any user guides, reference manuals or other documentation and materials developed or created for or by CBI for said Products.

1.2 CBI agrees to supply the Products in accordance with these Terms and Conditions.

2.     TERM TERMINATION AND ESCROW

2.1 This Agreement shall become effective on the date of full execution by the parties (hereinafter "Effective Date"), and shall continue for an initial one (1) year term, subject to prior termination as outlined below. This Agreement shall be automatically renewed for additional one
       (1) year terms, unless previously terminated by written notice sixty (60) days prior to then current term. Notwithstanding the above, this agreement may be terminated by either party, upon the following: (a) mutual agreement between the parties; (b) the other party, voluntarily or involuntarily, files a petition of bankruptcy, reorganization, arrangement, composition, or seeks similar relief through the appointment of a receiver or trustee; (c) the other party adopts a resolution for discontinuance or dissolution of business; and(d) the other party commits a material breach of any terms, provided that a 60 day termination notice is delivered, and the other party is allowed a 30 day cure period;

2.2 Upon termination, SSP may continue to fulfill all outstanding orders existing prior to the date of termination and dispose of all inventory of the Product, but shall discontinue further marketing. SSP shall promptly return to CBI all advertising and marketing materials, product documentation and proprietary Product or customer information.

2.3 Neither CBI nor SSP shall be liable for any compensation, reimbursement, or damages with regard to loss of prospective profit resulting from termination of this Agreement.

2.4 Promptly following execution of this Agreement, CBI agrees to enter into an technology escrow agreement with SSP and Getronics, a third-party technology escrow company pursuant to which CBI shall deposit all of the SafeBoot Technology, including source code, and all physical materials necessary to effectuate the functioning of such technology, into escrow, and pursuant to which the technology deposited into escrow shall be released to SSP upon the occurrence of any Bankruptcy Event. SSP will pay the escrow fee to Getronics.

3.     DISTRIBUTION RIGHTS AND RELATIONSHIP

3.1 CBI grants to SSP a non-exclusive, non-transferable (except to a subsidiary corporation and as otherwise provided in section 11.4) right and license to market and distribute the Products to Resellers (person or entity obtaining the Product[s] not for its own use but for resell to End-Users and others) and End-Users (person or entity obtaining the Product[s] solely to fulfill its own internal needs) in the Territory, as defined on Schedule "1", during the term of this Agreement.

3.2 All rights not specifically granted to SSP are reserved by CBI, including but not limited to direct sales or license of Products, or by way of other VAR/OEMs, resellers, OEMs, dealers, end-users and others within the Territory.

3.3 Except as expressly provided, CBI does not convey any ownership or intellectual property rights to VAR/OEM. CBI specifically reserves the right to modify Products, or discontinue marketing and distribution of any Product. Such modification or discontinuance will become effective upon 30 days prior written notice to VAR/OEM.

3.4 The relationship between CBI and SSP is that of licensor and licensee, each to constitute an independent contractor with no power to direct or control the daily activities of the other. CBI does not grant SSP the power or authority to make or give any agreement, statement, representation, warranty or other commitment on behalf of CBI not specifically and previously authorized by CBI.

4.     ORDER PROCEDURE, SHIPMENT AND DELIVERY

4.1 SSP shall issue a written Purchase Order specifying the purchase price, Product and quantities, shipping method, requested delivery date, end user contact information and all other relevant information for all Products SSP wishes to purchase/license.

4.2 Any terms and conditions appearing anywhere on any Purchase Order which are inconsistent with the terms of this Agreement will not be binding on either party absent separate written agreement to such effect signed by both parties.

4.3 CBI reserves the right to cancel or suspend any orders placed by SSP and accepted by CBI or refuse or delay shipment thereof, if SSP fails (a) to make payment as required by this Agreement or invoice; (b) to meet credit or financial requirements established by CBI; or (c) comply with any of the terms and conditions of this Agreement.

4.4 All Products will be shipped by CBI "F.O.B. CBI's point of shipment." Unless specified otherwise, CBI will select mode of shipment and carrier, cost to be borne by VAR/OEM. CBI reserves the right to make partial shipments.

5.     PRICING AND PAYMENT

5.1 Except for orders in excess of 5,000 units to a single end user, pricing to SSP shall be in accordance with CBI's then current price list and the terms stated in Schedule 2, and CBI reserves the right to revise its SSP Price List at its sole discretion. CBI will publish new price schedules from time-to-time, effective on the publication date, provided that (a) CBI provides the SSP with 30 days prior notice of prospective price change; and (b) all Purchase Orders submitted by SSP during this 30 day term will be accepted at the pre-revised price. Prices shall not exceed the prices charged to any other VAR/OEMs under the same or essentially similar circumstances.

5.2 All taxes, customs, and duties (other than income taxes payable by CBI) shall be the responsibility of the VAR/OEM, who shall reimburse CBI for any such payments made on VAR/OEM's behalf.

5.3 Payment terms shall be as set forth in the then current price list, as may from time to time be amended.

5.4 Interest shall accrue on any delinquent amounts owed by SSP for the Products at the rate of 1.5% per month, or the maximum provided by law, whichever is less.

6.     RESELLER OBLIGATIONS

6.1 SSP hereby certifies and agrees that, in consideration of the benefits of this Agreement, including the discounts granted to SSP with respect to the Product(s), SSP will combine the Product(s) with other computer equipment and software, shall offer such products and related services, including (without limitation) training, installation assistance, and other forms of customer support , on a turnkey basis. SSP further certifies that the Product(s) shall be marketed by SSP for its own account in the normal course of its business solely to End-Users and Resellers within the Territory.

6.2 SSP shall be exclusively responsible at its own expense for compliance with all local laws relating to its performance and the marketing and distribution of the Products. SSP will indemnify and hold CBI harmless from any claim by a third party arising out of or relating to VAR/OEM's non-compliance with local laws.

6.3 SSP may only represent or promote 3rd party products which will not unfairly prejudice CBI's interest or create a conflict of interest in handling CBI proprietary or confidential information.

6.4 SSP shall distribute Product(s) with all packaging, warranties, disclaimers and End-User Agreements intact, as shipped by CBI, or as otherwise approved by CBI.

6.5 SSP will provide quarterly forecasts of reasonably anticipated business opportunities, and will further advise CBI of any market information which may come to the VAR/OEM's attention relating to CBI products and competitiveness.

6.6

7.     CBI'S OBLIGATIONS AND WARRANTIES

7.1 CBI agrees to provide technical support and assistance by telephone, during CBI's normal business hours, or by courier/mail/fax, appropriate to circumstances. CBI will respond to all SSP inquiries as quickly as practicable.

7.2 CBI agrees to cooperate in the development of marketing strategies within the Territory in a manner appropriate to the circumstances.

7.3 CBI warrants to SSP that it owns or lawfully holds all necessary rights to the Products, including any intellectual property rights, adequate to enable CBI to enter into this Agreement, perform its obligations hereunder and authorize distribution of the Products.

7.4 CBI's or the manufacturer's limited warranty to End-Users is stated in the Warranty Statement included with the packaging of each Product. SSP agrees to honor the terms of said Warranty.

7.5 The sole and exclusive remedy of SSP or End-User, as well as successors or assigns, for any breach of warranty shall be repair or replacement of the defective Product when returned to the point of shipment.

7.6 THE WARRANTY STATED IN THIS SECTION 7 IS CBI'S SOLE AND EXCLUSIVE WARRANTY PERTAINING TO THE PRODUCTS AND, TO THE EXTENT ALLOWABLE BY LAW, CBI HEREBY DISCLAIMS ANY AND ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. IN THE EVENT THAT CBI IS FOUND LIABLE FOR DAMAGES BASED ON ANY BREACH OF PRODUCT LIMITED WARRANTY, ITS TOTAL LIABILITY FOR EACH DEFECTIVE PRODUCT SHALL NOT EXCEED THE DISCOUNTED PRICE OF SUCH DEFECTIVE PRODUCT.

8.     CONFIDENTIALITY, NON-DISCLOSURE AND PROPRIETARY RIGHTS

8.1 "Confidential Information" means any non-public data, information or materials (oral or written) of unique value, treated or identified by either party as proprietary or confidential. Confidential Information shall include, but not be limited to, the Products, terms of this Agreement, either party's inventions, works of authorship, trade secrets, financial information, customer or supplier lists, business plans, strategies, forecasts and/or Product pricing.

8.2 It may become necessary, during the course of this Agreement, for the parties to disclose confidential information to each other. Each party shall use reasonable efforts to maintain the security and secrecy of such Confidential Information. Any Confidential Information exchanged in any physical format shall be returned or destroyed, per the originator's preference, at the termination of this Agreement.

8.3 The Products are proprietary to CBI or its suppliers and protected by patent, copyright and trade secret laws, and shall remain as such.

8.4 All Product trademarks and trade names, and the goodwill associated therewith, are the exclusive property of CBI or its suppliers and shall remain as such. SSP shall cooperate with any applications made to protect such intellectual property within the Territory.

9.     INFRINGEMENT

9.1 CBI will defend or settle, at its own expense, but under its sole discretion any claim or action based on an allegation that the Product (in its unmodified form) infringes any US patent, copyright, trademark, trade secret or other intellectual property right held by a third party. In the event that SSP is notified of such action, SSP shall contact CBI immediately and provide total cooperation to CBI. CBI reserves the right to limit remedy for any such action.

10.    LIMITATION OF LIABILITY

       EXCEPT AS EXPRESSLY PROVIDED HEREIN, THE TOTAL LIABILITY, IF ANY, OF CBI, INCLUDING BUT NOT LIMITED TO, LIABILITY ARISING OUT OF CONTRACT, TORT, WARRANTY, OR OTHERWISE, SHALL IN NO EVENT EXCEED THE FEES PAID BY SSP FOR THE PRODUCTS. IN NO EVENT SHALL CBI BE LIABLE TO SSP, OR ANY AUTHORIZED RESELLER OR END-USER, FOR ANY INDIRECT, SPECIAL OR CONSEQUENTIAL DAMAGES, INCLUDING WITHOUT LIMITATION, LOST PROFITS, COSTS OF DELAY, FAILURE OF DELIVERY, OR COSTS OF LOST OR DAMAGED DATA OR DOCUMENTATION, REGARDLESS OF LEGAL THEORY, EVEN IF CBI HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. THE ESSENTIAL PURPOSE OF THIS PROVISION IS TO LIMIT THE LIABILITY OF CBI ARISING OUT OF THIS AGREEMENT AND/OR THE SALE OR LICENSING OF THE PRODUCTS.

11.    GENERAL PROVISIONS

11.1 This Agreement is the complete and exclusive statement of agreement with reference to the subject matter herein and supersedes all prior or contemporaneous proposal, understanding, representation and/or other communication (oral or written) between the parties. This Agreement may only be modified by an instrument in writing and executed by both parties.

11.2 The waiver by either party of a breach of any obligation shall not be construed as a waiver of any subsequent breach or any other provision of this Agreement.

11.3 In the event that any provision hereof is found invalid or unenforceable pursuant to judicial decree or decision, the remainder of this Agreement shall remain valid according to its terms. EACH AND EVERY PROVISION OF THIS AGREEMENT THAT PROVIDES A LIMITATION OF LIABILITY, DISCLAIMER OF WARRANTIES, OR EXCLUSION OF DAMAGES IS INTENDED BY THE PARTIES TO BE SEVERABLE AND INDEPENDENT OF ANY OTHER PROVISION.

11.4 This Agreement is not assignable by VAR/OEM, and SSP may not delegate its duties without the prior written consent of CBI. Any attempt to do so shall be deemed null and void. The foregoing prohibition shall not apply in the case of a sale of all or substantially all of a party's assets or stock, or merger. This Agreement shall be binding upon and inure to the benefit of a party's permitted successors and assigns.

11.5 CBI shall not be responsible for any failure to perform due to unforeseen circumstances or to causes beyond CBI's reasonable control, including but not limited to acts of God, war, riot, embargo, inclement or severe weather, strike, or shortage of labor or material of any kind. CBI reserves the right to delay shipment until such time as is reasonable and practicable.

11.6 SSP agrees to comply fully with all relevant export law and regulations of the US to assure that no Products are exported, directly or indirectly, in violation of US law.

11.7 This Agreement shall be governed and construed under the laws of the State of Florida, excluding its choice of Laws provisions, the courts of which shall have exclusive jurisdiction over dispute arising out of or in connection with this Agreement.

            [LOGO]               ---------------------------
CONTROL BREAK INTERNATIONAL       SCHEDULE 1 - Products and
                                 ---------------------------



Territory: Worldwide

Products: Products listed on current end user price sheet as of October 15, 2001

Terms: Attached as Schedule 2

            [LOGO]               ------------------------
CONTROL BREAK INTERNATIONAL       SCHEDULE 2 - Terms and
                                 ------------------------


SSP TERMS:

    [ ]  Sales amounts are cumulative during the life of the SSP agreement:

            - The FAA award number DTFA0301F20210 dated September 26, 2001 will be filled at an 8% margin as previously agreed. Vendor Note Number 1 shall be amended to redirect liability to CBI instead of SSP .

            Additional orders will be sols at a 50% discount from current CBI list price.

    [X] Prices for orders from a single end user over 5,000 units shall be negotiated.

    [X] One year annual support for software must be included with initial contract at 15% of then current list price for software.

            - If VAR provides Level 1 and Level 2 technical support, discounts above apply.

            - If VAR does not provide Level 1 and Level 2 technical support, VAR will sell maintenance at a 10% discount from list.

    [X] VAR will be invoiced upon shipment of orders and payment terms are net 30 days.

    [X] SSP may Private Label SafeBoot. If so, SSP will provide a private-labeled version of SafeBoot and all associated packaging, CD's, brochures, and other collateral materials. Packaging will comply with CBI's marketing specifications. OEM provides Level 1 and Level 2 technical support. CBI will provide "gold master" copies of software for OEM / Private Label to customize and replicate according to the licensing agreement.